2018 Fourth Quarter and Full-Year Earnings Conference Call Wednesday, January 23, 2019 1

Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that constitute forward‐looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as  amended. These forward‐looking statements relate to, among other things, expectations regarding the business environment in which we operate,  projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward‐ looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,”  “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward‐looking statements, the Company claims the protection provided for  in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or  achievements may differ significantly from the results, performance or achievements expressed or implied in any forward‐looking statements. The risks and  uncertainties include, but are not limited to: possible deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile  interest rates and related asset‐liability matching risk; liquidity risks; risk of significant non‐earning assets, and net credit losses that could occur, particularly  in times of weak economic conditions or times of rising interest rates; and regulatory risks associated with current and future regulations. For additional  information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10‐K. The Company does not undertake, and  specifically disclaims any obligation, to update any forward‐looking statements to reflect the occurrence of events or circumstances after the date of such  statements except as required by law. 2

Q4 2018 Financial Highlights  Net income of $44.4 million, or $0.35 per diluted common share, versus $46.4 million, or $0.36 per  diluted common share for preceding Q3  Results reflect discontinuation of SBA loans to secondary market, a $1.7 million restructuring  Net  charge, a non‐cash incremental income tax expense of $442,000 related to finalization of  Income Solid  revaluation of DTA due to enactment of Tax Act, and a $453,000 net reduction in fair value of  equity investments  $44.4MM Profitability  Net interest margin compression moderated, down 6ps Q‐o‐Q to 3.41% driven by higher deposit  costs partially offset by 5bps increase in average loan yields  Noninterest expense, excluding restructuring expense, stable at 1.81% of average assets, versus  1.80% in Q3 2018 Diluted  EPS Well‐  New loan originations funded of $667 million led to loan growth of $171 million, or 6% annualized  Full‐year loan growth of 9% exceeded targeted loan growth of 6% to 8% for 2018 $0.35 Diversified   Average rate on new loans trended higher for each product type; overall 5.22% average rate on  new loans, up 25bps from Q3 2018 Loan Growth  CRE loans accounted for 52% of new loan production; C&I 23%; and residential mortgage 25% Record  Record   Record deposits of $12.16 billion, up 1% Q‐o‐Q  Growth in higher‐rate time deposits results in 16bps increase deposit costs  Loans Deposits  Noninterest bearing demand deposits account for 25% of total deposits $12.1B Improved   Nonaccrual loans decreased 5% Q‐o‐Q, continuing the stable to improving trend for 2018  Total criticized loans declined by $39 million  Credit Quality  Net charge offs of $872,000, or 3bps of average loans annualized Record  Deposits  Completed $50 million stock repurchase program, reducing shares outstanding by 3,436,757  Other Events shares $12.2B 3

Loan Production & Portfolio Trends New Loan Originations Funded 5.22%  New loan originations funded of $667 million; new  4.97% ($ millions) 4.79% loan commitments of $687 million 4.56% 4.64% 4.40% 4.42% 4.15% 4.26%  Total end‐of‐period loans receivable increased $171  $764.3 $792.3 $784.1 million or 1% Q‐o‐Q and 6% annualized $725.1 $663.5 $667.3 $182  $168  $587.4 $74  $610.9 $181   Full‐year loan growth of 9% exceeded targeted loan  $167  $464.8 $31  $190  $120  $194  $138  growth of 6% to 8% for 2018 $166  $236  $285  $51  $132  $85  $155  $144   Average rate on new loans increased 25bps to 5.22%  $450  $478  $390  $359  $385  $347  $346  and trended higher for each product type  $270  $325   Well diversified mix of loan originations with  4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18  52% CRE CRE C&I Consumer Average Rate  23% C&I  25% Consumer Loan Portfolio Composition  C&I production of $155 million reflects success in  4% 9% banking middle‐market commercial borrowers 19% 19%  SBA loan production of $82 million of which $45 million  72% 77% was 7(a)   Residential mortgage originations of $163 million – most of which was retained in the loan portfolio 9/30/2016 12/31/2018 (First quarter after MOE)  Shifting focus to originating mortgage loans for sale 4

Net Interest Income and Margin

Key Net Interest Income Drivers

Average Loans & Yield



($ billions)
$10.4 $10.4 $10.5 $10.7 $10.9 $11.1 $11.4 $11.8 $11.9
4.80% 4.82% 4.89% 5.07% 5.12% 5.04% 5.16% 5.16% 5.21%
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Avg Loans
Yield

Average Interest Bearing Deposits & Cost of Deposits



($ millions)
$7.8 $7.7 $7.8 $7.8 $7.9 $8.2 $8.5 $8.8 $9.0
0.55% 0.55% 0.68% 0.75% 0.80% 0.91% 1.06% 1.24% 1.40%
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Average Interest Bearing Deposits
Cost of Deposits

Net Interest Income & NIM



($ millions)
$117.2 $114.9 $116.8 $123.3 $126.4 $120.1 $122.8 $123.1 $121.9
3.75% 3.77% 3.75% 3.83% 3.84% 3.66% 3.61% 3.47% 3.41%
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Net Interest Income
NIM

- 4Q18 NII decreased by $1.3 million Q-o-Q largely reflecting $1.0 million reduction in accretion income
- Net interest margin compression moderated and declined 6bps to 3.41%
- Excluding purchase accounting adjustments of $6.6 million, average core yield on loans increased 8bps to 4.97% due to repricing of variable rate portfolio and higher yields of new loan production
- Assuming no interest rate hikes, NIM expected to compress modestly through Q2 before returning to margin expansion in the second half of 2019

PAA = Purchase accounting adjustments

Hope Bancorp

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Noninterest Income Noninterest Income ($ millions)  Total noninterest income decreased $1.8 million or  $19.9 14% Q‐o‐Q to $11.6 million $18.2  Due to $1.9 million decrease in SBA net gain‐on‐ $17.6 sale $16.1 $16.3 $16.5 $15.3 $7.5 $10.4 $13.5                                Quarter‐over‐Quarter Difference $8.6 $6.6 $7.3 $7.3 $11.6                                $6.7  Net gain‐on‐sale of SBA loans declined 81% due to  the discontinuation of SBA loans sales to the  $6.1 $1.4 $0.8 $0.3 secondary market $0.4 $0.4 $1.2 $1.3 $0.4 $6.2 – Faster prepayment speeds reduced duration,  $3.7 $3.3 $3.3 $3.6 $0.5 $2.6 $3.5 $3.5 significantly driving down the premiums offered in  $2.3 $0.4 the secondary market $0.4  Net gain‐on‐sale of mortgage loans of $381,000,  $5.6 $5.3 $5.2 $5.2 $5.0 $4.8 $4.6 $4.6 $4.6 down from $477,000 in preceding Q3  Other noninterest income and fees includes a  4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 $453,000 net reduction in the fair value of equity  investments, versus $1.6 million in preceding Q3 Service fees on dep accts Gain on sale of SBA loans Gain on sale of other loans Gain on sale of securities Other income and fees 6

Noninterest Expense and Efficiency Noninterest Expense and Efficiency Ratio Breakdown of Noninterest Expense and FTE ($ millions) ($ millions) $73.0 $68.5 $71.6 $70.2 $66.7 $67.7 $67.5 $33.3 $31.1 $33.6 $64.0 $61.8 $32.6 $33.5 $29.1 $30.5 $29.1 $25.9 1,502 1,512  1,463 1,470 1,491 1,494 FTE FTE FTE FTE FTE FTE 1,372 1,352 1,378 FTE FTE 51.09% 51.12% 51.87% 52.57% FTE 49.28% 48.17% 48.92% 49.38% 44.32% $34.2 $34.2 $34.9 $36.0 $39.7 $39.4 $40.6 $37.0 $36.6 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Noninterest Expense Efficiency Ratio Compensation Other FTE Noninterest Expense to Average Assets ($ billions)  Noninterest expense increased by $2.7 million from  $15.0 $15.2 Q3 2018 $14.6 $14.0 $14.2 – $1.7 million branch restructuring expense $13.7 $13.5 $13.3 $13.5 – $ 806,000 increase in professional fees – Litigation settlement fees 1.98% 2.03% 2.08% 1.96% – Partially offset by $382,000 decrease in FDIC assessment 1.90% 1.80% 1.93% 1.80% 1.85%  Excluding the $1.7 million branch restructuring charge: – Efficiency ratio was 51.32%  – Noninterest expense to average assets annualized stable  4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 at 1.81% Average Assets NIE to Avg Assets Annualized 7

Deposit Growth Trends Deposit Composition  Total end‐of‐period deposits increased 1% Q‐o‐Q to  a record $12.16 billion ($ billions) $12.05 $12.16  Growth in higher‐rate time deposits resulted in  $11.73 $11.51 16bps increased deposit costs  $10.96 $10.99 $10.85 $10.64 $10.70  Deposit gathering and cost containment strategies a  top priority $5.18 $5.55 $5.87 $4.10 $4.01 $4.77 $4.04 $3.97 $4.27 Net Loans to Deposits $0.28 $0.24 $0.30 $0.29 $0.24 $0.23 $0.23 $0.23 $0.23 $12.5B 101.85% 99.07% 98.97% $3.69 98.54% 98.00% 98.16% 97.65% 98.92% 98.39% $3.40 $3.48 $3.57 $3.33 $3.45 $3.28 $3.25 $3.04 $12.0B $11.5B $11.0B $2.90 $2.96 $3.02 $3.05 $3.00 $3.05 $3.04 $3.02 $3.02 $10.5B $10.0B 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 DDA MMA Savings Time Net Loans Deposits LTD Ratio DDA = Noninterest bearing demand deposits MMA = Money market account deposits 8

Asset Quality

Nonperforming Assets

($ millions)


$111.2 $105.4 $124.3 $125.7 $125.2 $137.9 $129.1 $118.2 $113.0
$22.0 $19.1 $21.8 $17.2 $10.8 $8.3 $8.7 $9.0 $7.8
$89.2 $86.3 $102.5 $108.5 $114.4 $129.6 $120.4 $109.2 $105.2
0.83% 0.78% 0.90% 0.89% 0.88% 0.95% 0.87% 0.78% 0.74%
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
NPLs
OREO
NPAs/Total Assets

Provision Expense & Net Charge Offs

($ millions)


$0.8 $5.6 $2.8 $5.4 $3.6 $2.5 $2.3 $7.3 $2.8
0.05% 0.24% 0.05% 0.07% 0.10% 0.02% -0.04% 0.22% 0.03%
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Provision Expense
Net Charge Offs (Recoveries) (annualized)

Criticized Loans

($ millions)


$556.7 $536.0 $566.5 $573.3 $568.5 $540.7 $497.2 $520.5 $481.4
$313.1 $310.0 $315.4 $348.1 $353.6 $344.6 $357.7 $302.7 $318.3
5.28% 5.08% 5.24% 5.23% 5.12% 4.79% 4.26% 4.36% 3.98%
$243.7 $226.0 $251.1 $225.2 $214.9 $196.1 $139.5 $217.8 $163.1
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Classified
Special Mention
Total Criticized Loans as a % of Gross Loans

- Generally improved asset quality trends
  - Nonaccrual loans decreased 5% Q-o-Q
  - Nonperforming assets declined 4% Q-o-Q
  - Nonperforming assets/total assets improved to 0.74%
  - Total criticized loans decreased $39 million Q-o-Q
  - Y-o-Y, total criticized loans decreased 15% to 3.98% of gross receivables
- Minimal net charge offs of $872,000, or 3bps of average loans on an annualized basis
- $2.8 million provision more than covered net charge offs and increased allowance to total loans receivable ratio as of 12/31/2018 to 0.77%

Hope Bancorp

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A Summary Review of 2018 •A record $3.01 billion in new loans  • Reductions in nonaccrual loans  to support the financial needs of  since the first quarter of the year our customers • Criticized loan balances down 15%  Year‐over‐Year Stable to  Strong Loan  Improving  Originations Asset  Quality Cost  Record  Containment Profits • Noninterest expenses to average  • Notwithstanding significant  assets improved to 1.85% in 4Q  investments designed to  2018 from 2.08% in 4Q 2017 strengthen the long‐term  prospects of our organization,  delivered record net income of  $189.6 million 10

2019 Key Priorities Profitable Growth – •New TMS leadership actively engaging front line to build new core deposit relationships •Targeting existing commercial customers rich in deposits Better Deposit Cost  •Rebuilding online banking platform Management •Redesigned frontline incentive compensation programs dependent on core deposit gathering results •Shifting focus of residential mortgage originations to sellable loans and may sell portions of existing  Profitable Growth – portfolio, resulting in stable to potentially decreased consumer portfolio  •Preference for higher‐yielding variable rate C&I and SBA originations Better Loan Yields •Growth in loan portfolio closely tied to core deposit growth Profitable Growth – •Tightly managing expenses and improving operating efficiencies •Branch rationalization plan to provide $1.9 million in annualized cost saves partially beginning in Q2 2019 Better Efficiencies •Continuing to look at all areas of operations to identify additional opportunities to enhance cost structure •Committed to enhancing shareholder returns while maintaining strong capital ratios that support  Capital Management continued growth for the long term 11

Appendix
SBA Retention



Average Premium Received on SBA Sales
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
8.8%
8.5%
8.3%
8.3%
8.5%
8.1%
7.8%
5.9%
5.6%
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18



Average Interest Rate on SBA Sold
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
4.8%
5.1%
5.3%
5.6%
5.6%
5.6%
6.0%
6.2%
6.6%
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18

- **Rationale for retaining SBA loans**
  - Premium rates on SBA loans sold has gone down significantly from 8.8% in Q4 2016 to 5.6% in Q4 2018
  - Meanwhile average interest rate on SBA loans sold increased from 4.8% in Q4 2016 to 6.6% in Q4 2018
  - Minimal credit cost and credit risk by retaining SBA loans as sellable portion is guaranteed
  - Retaining SBA loans will help improve net interest income and net interest margin due to higher-yielding rates on SBA loans

- **Impact of retaining SBA loans**
  (assuming $50M retained each quarter)
  - Near term net gain on sale will be sacrificed for approximately 7 quarters at which point interest income will offset any loss of gain on sales
  - Estimated $850,000 additional interest income each quarter from retained SBA loans
  - Estimated 1.2 bps positive impact to NIM each quarter

- **The Company retains the option to re-evaluate SBA retention strategy when premiums increase significantly**

Hope Bancorp

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2018 Fourth Quarter Earnings Conference Call Q&A 13